PRODUCT INFORMATION NOTICE DATED JANUARY 20, 2021
to the following variable annuity contracts

Issued by Union Security Insurance Company Variable Account D:
EmPower
Masters
Masters +
Triple Crown
TD Waterhouse

Issued by Union Security Life Insurance Company of New York Separate Account A:
Masters
TD Waterhouse

This supplement updates certain information in your prospectus for insurance products issued by
Union Security Insurance Company (“USIC”) and Union Security Life Insurance Company of New York* (USLIC)

On January 18, 2021, the owners of Hopmeadow Holdings LP (“HHLP”), a parent of Talcott Resolution Life Insurance Company (“TL”) and Talcott Resolution Life and Annuity Insurance Company (“TLA”), signed a definitive agreement to sell all of the equity interests in HHLP and its subsidiaries, including TL and TLA, to Sixth Street Partners, a global investment firm. The sale is subject to regulatory approval and the satisfaction of other closing conditions.

Talcott Resolution will continue to administer and provide all contractual benefits of your annuity. The terms, features and benefits of your insurance contract will NOT change as a result of the sale.

*Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company administer the annuity contracts issued by USIC and USLIC.

This Supplement Should Be Retained for Future Reference

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